UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2013
Date of reporting period: January 1, 2014 – June 30, 2014

Item 1. Reports to Shareholders.

SEMIANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

Royce Capital Fund– Micro-Cap Portfolio Royce Capital Fund– Small-Cap Portfolio

www.roycefunds.com

Performance and Expenses	Through June 30, 2014

	Average Annual Total Returns						Annual
						Since Inception	Operating
Fund	Year-to-Date[1]	One-Year	Five-Year	10-Year	15-Year	(12/27/96)	Expenses

Royce Capital Fund–Micro-Cap Portfolio	1.01%	18.32%	14.33%	7.36%	11.30%	11.73%	1.34%

Royce Capital Fund–Small-Cap Portfolio	1.94	22.19	17.81	9.44	12.02	12.15	1.05

Russell Microcap Index[2]	1.56	24.98	20.03	6.67	n.a.	n.a.	n.a.

Russell 2000 Index	3.19	23.64	20.21	8.70	8.01	8.51	n.a.

1 Not annualized, cumulative Year-to-Date.
2 Data for the Russell Microcap Index goes back only to 6/30/00.

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. The Funds’ total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Funds. All performance and expense information reflects the result for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class; if the expenses were reflected, total returns would have been lower. Operating expenses reflect the Funds’ total annual operating expenses for the Investment Class as of the Funds’ most current prospectus and include management fees, other expenses and, in the case of Royce Capital Fund–Micro-Cap Portfolio, acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Series of Royce Capital Fund invest primarily in securities of micro-cap, small-cap and/or mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each series of Royce Capital Fund may invest up to 25% of their respective net assets in foreign securities. Investments in foreign securities may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

This page is not part of the Royce Capital Fund 2014 Semiannual Report to Shareholders

Table of Contents

Semiannual Review

Performance and Expenses Table	Inside Cover

Letter to Our Shareholders	2

2014 In Quotes	31

Postscript: There’s No Such Thing as a Sure Thing	Inside Back Cover

Semiannual Report to Shareholders	7

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Charles M. Royce, President

The long-running, and probably
unresolvable, debate about active
versus passive investment strategies has
taken on new life in the years since the
onset of the Financial Crisis, often to the
detriment of active approaches. To take
one example, Morningstar compiled
data showing that inflows into equity
mutual funds have been dwarfed by
those into equity ETFs (exchange traded
funds) measuring from the momentous
year of 2008. For the six calendar years
from 2008-2013, traditional equity
funds have taken in $5.52 billion while
ETFs have attracted $389.08 billion.
That’s quite a disparity.

It seems to be no secret that many
active managers have struggled to
keep pace with their respective equity
indexes in these often eventful years.
These years have also seen a raft of
studies purporting to show that most
investment managers are unable to
consistently beat the market, i.e., regularly
outperform a relevant index such as the
Russell 2000 or S&P 500 Indexes.

Perhaps unsurprisingly, we would
offer two caveats before one embraces
uncritically the notion that passive

Continued on page 4...
Letter to Our Shareholders

No Drama
 Whatever other opinions we may all hold about the stock market’s behavior over the last six years, we think everyone can agree that it has certainly been dramatic. The action began in earnest in the fall of 2008, although it is important to recall that small-cap stock prices had actually been falling for more than a year prior to that—the peak for the Russell 2000 Index having been established on July 13, 2007. Yet the full effects of the bear were unleashed by the events of the Financial Crisis, which keyed the dangerously precipitous nosedive of share prices in the fall of 2008. The tumult lasted until small-caps finally hit a bottom on March 9, 2009. The fear and anxiety the descent created, however, reached into the next several years. The feeling of extraordinary fragility that characterized the early days of the recovery in the spring of 2009 did not magically evaporate when markets began to find their feet again. In fact, one could argue that these emotions dominated the behavior of investors at least until the end of 2012.
     The three years from 2010 through 2012 were eventful, even if the stress and excitement they generated did not equal that of the first six months of 2009. In fact, much of the market’s most extreme moves in that entire four-year span (2009-2012) took place in the first six months of those years, driven in large part by events both actual and potential. The recession in the U.S., debt issues in Europe, and slow growth in China were all very real, while a double-dip recession here at home, default in Europe, and implosion in China fortunately failed to materialize. By the end of 2012, with the stock market climbing and the economy expanding, investors seemed to recognize that, in spite of high volatility and political uncertainty, equity returns had been solidly positive since the March 2009 bottom. This improved confidence helped to spur a different kind of dramatic arc. The long, slow recovery entered a new phase in 2013—a heady, and virtually correction-free, bull run in which returns for each of the major domestic stock indexes topped 30%.

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     The curtain opened on 2014, then, on the heels of one of the better calendar-year performances in the history of domestic equities, which followed four consecutive years of mostly rising stock prices in an uncertain economy. So the question now is, what is the next act for equities? Some argue that the economy is not strong enough to really take flight. They worry about the rich valuations sported by large numbers of stocks. Others see the relative absence of volatility as a sign of complacency and fret that stocks are about to enter a destructive bear phase. There are those who point to increasingly unsettled international situations, such as in Ukraine, Syria, and Iraq, and argue that the market cannot continue to pretend that events in these nations take place far offstage, not in an increasingly intertwined global economy.

Quality companies, particularly those in our chosen small-cap space, have not yet emerged as leaders, but they have inched closer over the last two years. Correlation levels throughout the market are falling. These are excellent conditions, in our view, for disciplined active management approaches, especially those with a long-term investment horizon.
     We, however, are in accord with the more widespread consensus that sees the U.S. economy as gradually normalizing. As evidence we would point to the following: The deficit continues to fall, the Fed continues to wind down the rate of its monthly bond purchases, and interest rates, though they remain close to zero, look likely to rise again in the near future as they did last year between May and December. Inflation is tame, commodity prices stable. Volatility, as measured by the VIX, finished the first half of 2014 at low levels not seen since 2007. Add an increasingly robust M&A market, and it seems to us that the recipe for ongoing growth—and bullishness, however mild, at least compared to last year—seems almost complete. And this process of normalization looks likely to accelerate as the Fed’s role recedes further and further into the background, setting the stage for a more dynamic pace of growth.

     So while there remain voices who insist that stocks are overvalued, we think the case for additional gains, which could include a correction along the way, remains persuasive. It seems to us that the relatively lower returns of the first half of 2014 indicate not an end to a bull phase, but a chance for the market to catch its breath and assess its surroundings. It may be that investors need a break from all the drama, a respite from the unrelenting pace of the last six years. So the desire to stand back for a moment and evaluate what is happening seems eminently reasonable. How many investors have enjoyed more than a few moments of true calm since before the recession began back in 2007? Ultimately, we suspect that both the expanding economy and slower pace of returns will result in more fundamentally focused investors.

     Indeed, the indications that the strength of companies and the businesses they manage are beginning to matter more than indexes and the macro events that move them go back to the spring of 2012, when quality stocks—those with high returns on invested capital—enjoyed a brief run of outperformance. This nascent phenomenon re-started—again, briefly—in May 2013 when the 10-year Treasury rate reached a bottom. Quality companies, particularly those in our chosen small-cap space, have not yet emerged as leaders, but they have inched closer over the last two years. Correlation levels throughout the market are falling. These are excellent conditions, in our view, for disciplined active management approaches, especially those with a long-term investment horizon.

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investing is always better: First, a
number of managers have consistently
outperformed the market over long-
term periods and especially within
the small-cap asset category. In fact,
we believe strongly in the idea that
it is not necessary for all managers
to beat the market in order for active
management to be validated as an
approach. Our second note of caution
relates to time periods. While it
would be nice to outperform an index
every year, it is just as unrealistic
to expect that as it would be to
expect an index to outperform active
management every year. It is also
unrealistic to expect a high degree
of outperformance in the long term
without experiencing some short-term
underperformance periods.

A willingness to stick to one’s
approach, regardless of market
movements and trends, is critical
to long-term outperformance in our
opinion. This is especially important
during market extremes because
there are active managers who exhibit
style drift or other changes in their
discipline when their investment style
falls out of favor or is stressed, such as
during the tech bubble.

Successful active management
also entails a willingness to think
independently in terms of sector and
industry weightings. It is not unusual
for the most successful managers to be
significantly out of sync relative to a

Continued on page 6...

Letter to Our Shareholders

No Direction Home
U.S. stocks turned in a respectable performance in the first half of 2014. If results were not as lofty as they were in the first half of 2013 (and they were not), they were achieved in a more tranquil domestic environment than in the first halves of 2010, 2011, or 2012. One consequence of the more relaxed atmosphere of the first half was that stocks did not seem to know quite what to do with themselves. While the overvalued/not-quite-overvalued-yet argument goes on, the market has not established a clear direction so far in 2014. The bull has so far remained in place during the current cycle; he simply slowed his run to a brisk walk in the first half. For the year-to-date period ended June 30, 2014, the major domestic indexes remained in the black. The small-cap Russell 2000 Index gained 3.2%, taking a back seat to the more tech-oriented Nasdaq Composite, which advanced 5.5% in the first half, and the large-cap S&P 500 and Russell 1000 Indexes, which scored respective gains of 7.1% and 7.3% for the year-to-date period ended June 30, 2014.
    The year began on a more moderate note following a red-hot second half of 2013. Nevertheless, 2014’s opening quarter was the seventh consecutive quarter of positive performance for the Russell 2000, which rose 1.1%. Large-caps led for the quarter—the S&P 500 and Russell 1000 gained 1.8% and 2.0%, respectively, while the Nasdaq Composite rose 0.5%. Small-caps reached a first-half high on March 4, and the only correction so far this year was the 9.1% drop for the Russell 2000 from that date through May 15, 2014. April was thus the cruelest month, but a series of mini-rallies from mid-May through the end of June made the second quarter mostly positive. The Russell 2000 posted its eighth consecutive positive quarter, up 2.0%. Once again, large-cap outperformed, with the S&P 500 advancing 5.2% and the Russell 1000 up 5.1% for the second quarter. The Nasdaq bounced back strong as well, climbing 5.0% in the second quarter and leaving only the small-cap index out of the five-percent club.
    Small-cap held onto leadership outside the U.S. In the first quarter, the Russell Global ex-U.S. Small Cap Index was up 3.2% while the Russell Global ex-U.S. Large Cap Index rose 0.8%. Results were stronger in the second quarter and, as in the first, closer to their domestic counterparts than we have seen in a while. For the second quarter, the Russell Global ex-U.S. Small Cap was up 4.2% versus 5.0% for the Russell Global ex-U.S. Large Cap. Year-to-date, non-U.S. small-caps had the edge, with the Russell Global ex-U.S. Small Cap returning 7.5% versus a gain of 5.8% for the Russell Global ex-U.S. Large Cap. After a challenging first quarter, many Asian equities bounced back in the second and finished closer to the European indexes, most of which had been on a tear prior to cooling off in the second quarter.
    Moving back to the U.S., mid-caps and micro-caps were equally solid in the first quarter. The Russell Midcap Index was up 3.5% versus a gain of 3.0% for the Russell Microcap Index in 2014’s first three months. This pattern broke down around the time of the March 4 small-cap high and can be seen in the second-quarter results for each index. The Russell Midcap continued its notable 2014 performance, rising 5.0% in the second quarter. This gave mid-caps an impressive 8.7% advance on a year-to-date basis. In contrast, micro-caps

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struggled in the second quarter, suffering more in the brief downturn than their larger cousins. The Russell Microcap Index fell 1.4% for the quarter and was up only 1.6% for the year-to-date period ended June 30, 2014.
     Many mid-cap stocks have demonstrated strong records of growth over the last few years, and their success throughout the entire post-Financial Crisis cycle has not been a surprise to us. In fact, mid-caps have been an area of significant interest to us for years now. The small- and micro-cap spaces have, by contrast, high numbers of very speculative companies and are typically more volatile—sometimes much more so in the case of micro-caps. They have also enjoyed very strong results over the last several years. The three- and five-year annualized returns through the end of June for the Russell 2000 and Russell Microcap Indexes were terrific on an absolute basis. With equity investors acting more cautiously, if not always consistently, so far in 2014, the relative breather for small- and micro-cap stocks—and we do not think it’s any more than a breather—was also not a surprise.

No Worries
We are very bullish about the prospects for active small-cap management. We have an obvious bias in favor of active approaches here at Royce, but we think that over the last 14 months—dating back to the low for the 10-year Treasury in May of last year—we have reached a point at which active management in small-cap stocks simply makes more sense, especially for long-term investors. Since that May 2013 low, company fundamentals have gradually become more important as drivers of share-price success. Rather than invest in a small-cap index vehicle in which approximately 25% of the companies are losing money (as was the case for the Russell 2000 for the 12 months ended May 31, 2014), we think it is smarter for investors to consider portfolios that look for well-run, financially strong companies with attractive long-term prospects.
    So while quality has not yet seized small-cap leadership, we suspect that the reign of low-quality stocks is coming to an end. In our view, the next phase will be one in which companies with attractive characteristics such as strong balance sheets and high returns on invested capital should begin to lead. In spite of not showing as much strength when the market was recovering in May and June, many did well enough to lead the small-cap pack from the 2014 high in March through the end of the first half. We would expect something like this pattern to continue at least through the end of the year as the market continues to adjust to the growing normalization of the economy. With diverse small-cap sectors such as Consumer Discretionary, Health Care, and Information Technology showing sizable declines since the end of February, we have been looking closely there (and elsewhere) for what we think are attractively priced, fundamentally strong small-cap businesses. As always, volatility in the small-cap market is something that we seek to use to our advantage, even when it is in short supply.

U.S. stocks turned in a respectable
performance in the first half of 2014.
If results were not as lofty as they were
in the first half of 2013 (and they
were not), they were achieved in a more
tranquil domestic environment than in
the first halves of 2010, 2011, or 2012.

We are very bullish about the prospects
for active small-cap management... we
have reached a point at which active
management in small-cap stocks simply
makes more sense, especially for
long-term investors.

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benchmark index with respect to industry
and sector weightings (commonly
referred to as tracking error).

In addition, active managers are not
required to invest cash inflows at the
time of receipt when market conditions
or prices may not be conducive. They
may screen for quality and use buy/sell
triggers as a means of reducing risk.
While a passive manager must own
everything, an active manager has the
freedom to look for attractive stocks
across the targeted universe.

All of this helps to explain why we
remain so fond of small-caps and so
confident in the effectiveness and
value of active approaches in the asset
class. Active small-cap managers
can capture valuation opportunities
beyond their respective indexes—an
opportunity that would be lost if
one were limited to owning only the
constituents that make up the index.
For example, the Russell 2000, while
quite broad, only includes about 2,000
of the more than 4,100 companies[1]
that make up the domestic small-cap
universe (those with market caps up
to $2.5 billion). While self-serving, we
nevertheless think that the small-cap
asset class is ideally suited for active
management given its enormous size,
lack of institutional focus, and limited
research availability.

[1] Source: Reuters as of 6/30/14

Letter to Our Shareholders

Know This
We feel somewhat fortunate in that we do not need to choose a side in the “overvalued versus ongoing bull market” debate. Rather than trying to make a correct market call, our attention has been focused on those potential opportunities that can materialize even in a widespread bull market. Corrections can arrive at any time, of course, and it has been a while since we have seen one of any significance. The last downturn of more than 10% for the Russell 2000 occurred in the fall of 2012. And share prices recovered so quickly from the 9.1% March-May decline this year that the down phase barely registered. This might lead one to argue that the market is being set up for at least a decent-sized pullback. Our sense, however, is that we are more likely to see smaller ones in the 5-10% range as part of the ongoing bull phase. Against the backdrop of an economy that looks poised for faster growth, a Fed tapering at a healthy clip, and an interest-rate environment in which a steady rate of increase is much more of a “when” than an “if,” less severe downturns look more likely.
     Small-cap valuations on the whole are above average, though not unreasonably so given near-zero interest rates and low inflation. A number of anomalies remain in the market, and in many cases we see a wide disparity between what look to us like expensive stocks and those that look inexpensive on an absolute basis. The market seems to be in the process of sorting that out—certainly those areas of the market that do not interest us, and that did well in 2012 and 2013, have been more volatile so far in 2014. In addition, we are still seeing companies that look attractively valued to us based on their fundamentals. All in all, it is looking more and more like a stock-picker’s market to us. We could see the second half of the year being pretty similar to the first in terms of the overall returns for stocks. More important, we think there are still enough opportunities out there to keep returns in positive territory through the end of 2014. This could make the market’s next act a very happy one for active small-cap managers.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
President	Co-Chief Investment Officer, Royce & Associates	Co-Chief Investment Officer, Royce & Associates

July 31, 2014

6 | Royce Capital Fund 2014 Semiannual Report to Shareholders

Royce Capital Fund 2014 Semiannual Report to Shareholders | 7

Royce Capital Fund–Micro-Cap Portfolio

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			1.01%

One-Year			18.32

Three-Year			3.99

Five-Year			14.33

10-Year			7.36

15-Year			11.30

Since Inception (12/27/96)			11.73

ANNUAL EXPENSE RATIO

Operating Expenses			1.34%

[1] Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RCM	Year	RCM

2013	21.0%	2005	11.6%

2012	7.6	2004	13.8

2011	-12.1	2003	49.2

2010	30.1	2002	-12.9

2009	57.9	2001	29.7

2008	-43.3	2000	18.5

2007	4.0	1999	28.1

2006	21.1	1998	4.1

TOP 10 POSITIONS % of Net Assets

Total Energy Services			1.4%

Kennedy-Wilson Holdings			1.3

Patriot Transportation Holding			1.3

Foster (L.B.) Company			1.2

Tesco Corporation			1.2

Universal Stainless & Alloy Products			1.1

Resources Connection			1.1

Stein Mart			1.1

Marten Transport			1.1

U.S. Physical Therapy			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			24.4%

Consumer Discretionary			14.1

Information Technology			13.7

Health Care			9.3

Materials			8.8

Energy			8.5

Financials			8.2

Consumer Staples			0.9

Utilities			0.1

Miscellaneous			4.1

Cash and Cash Equivalents			7.9

Manager’s Discussion
Royce Capital Fund–Micro-Cap Portfolio (RCM) finished the year-to-date period ended June 30, 2014 with an advance of 1.0% versus respective gains of 1.6% for its benchmark, the Russell Microcap Index, and 3.2% for the small-cap Russell 2000 Index for the same period. Following a wonderfully bullish 2013, stocks as a group cooled down in the opening months of 2014, though returns for the most part remained solidly in the black. The Fund’s participation was more limited than we would prefer.
     The year began with many share prices accelerating at a slower pace than they did in the torrid second half of 2013. The Fund, however, fell out of step with the market as a whole—and micro-caps more specifically—during both that highly bullish phase and the more moderate market that ushered in 2014. RCM was down 0.8% in the first quarter versus a gain of 3.0% for the Russell Microcap and 1.1% for the Russell 2000. The Fund’s results improved in the second quarter, which saw the year’s only correction so far. In fact, its performance from the interim small-cap high on March 4 through the end of June was better than both the micro-cap and small-cap indexes, which gave a boost to quarterly results. For the second quarter, RCM advanced 1.8% compared to a decline of 1.4% for the Russell Microcap and an increase of 2.0% for the Russell 2000.
     A look at longer-term periods showed a healthier advantage. The Fund outpaced the Russell Microcap for the 10-year period ended June 30, 2014. (Data for this index only goes back to June 30, 2000.) RCM also beat the Russell 2000 for the 15-year and since inception (12/27/96) periods ended June 30, 2014. The Fund’s average annual total return since inception was 11.7%. We are very proud of RCM’s long-term performance record.
     The Fund’s overweight in Energy was a factor as 2014 wore on—the sector’s strong second-quarter results made it the portfolio’s top-performing sector for the year-to-date period ended June 30, 2014. In the micro-cap space we have invested in a large number of E&P (exploration & production) companies and energy services businesses. While the former are often more volatile, we have found a number of conservatively capitalized services companies that we think are well-managed businesses. We also believe that Triangle Petroleum offers an attractive, though high-risk/high-reward opportunity. A Denver-based E&P business, its share price was volatile through much of the first half, though its overall direction was up.

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 6/30/14[1]

Furiex Pharmaceuticals	0.42%

VASCO Data Security International	0.41

Super Micro Computer	0.30

Triangle Petroleum	0.28

Kennedy-Wilson Holdings	0.27

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

8 | Royce Capital Fund 2014 Semiannual Report to Shareholders

Performance and Portfolio Review

Moving quickly, in just two years, from exploration to production helped attract interest in the stock. We liked its prospects going forward, modestly trimming our shares in the first half.
     The Fund’s top performer was Furiex Pharmaceuticals, which was acquired by Forest Laboratories at a healthy premium. The announcement came in April, when we sold our position. We were drawn first to its royalty & revenues on two approved drugs and to promising results for an IBS (irritable bowel syndrome) drug. VASCO Data Security International specializes in bank security and develops security systems to secure and manage access to user digital assets. Its stock made two significant upticks in the first half. In February, its shares rose on better-than-expected fourth quarter of 2013 earnings and a strong outlook for fiscal 2014. Increased revenues and ongoing earnings strength saw the shares getting another major boost late in April, especially with HSBC, USA, its customer, offering VASCO authentication solutions to its retail customers.
     A disappointing holiday season and a miserably cold winter spelled tough times for many consumer stocks in both the Discretionary and Staples sectors. Seeing better times ahead, we held onto our shares of Shoe Carnival, a family footwear retailer based in Indiana. The company has a history of strong top-line growth and what we think are reasonable and intelligent plans to both grow and improve its business. It was RCM’s fifteenth-largest holding at the end of June. After a very successful 2013, we were not shocked to see some pullback for transportation and real estate business Patriot Transportation Holding. The stock is thinly traded and tightly held, so transactions tend to have an outsized effect on its shares. Earnings cooled down a bit during the first half, but we think its core strategic business realignment remains on track.
     Over the past several years, we have been finding some of the most attractive micro-cap valuations in more economically sensitive sectors. The Fund’s largest sector weightings at the end of the period reflected this, with Industrials at 24.4% and Information Technology at 13.7%. The portfolio also remained overweight versus the Russell Microcap in other cyclical sectors, most notably Energy and Materials. Our view is that many portfolio holdings in these (and other) sectors can benefit from a faster-growing economy in which the Fed’s quantitative easing program comes to a close and interest rates are rising. Such an environment is likely to reward disciplined active approaches that focus on fundamentals such as strong balance sheets and high returns on invested capital. So while we remain frustrated by the Fund’s recent performance record, we are confident in its prospects going forward.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 06/30/14[1]

Shoe Carnival	-0.38%

Patriot Transportation Holding	-0.25

Destination Maternity	-0.24

TGC Industries	-0.22

Global Power Equipment Group	-0.22

[1] Net of dividends.

ROYCE CAPITAL FUND–MICRO-CAP PORTFOLIO VS. RUSSELL MICROCAP AND RUSSELL 2000 Value of $10,000 Invested on 6/30/00 (Russell Microcap Inception)

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets	$579 million

Number of Holdings	206

Turnover Rate	12%

Average Market Capitalization[1]	$437 million

Weighted Average P/E Ratio[2,3]	21.9x

Weighted Average P/B Ratio[2]	1.7x

U.S. Investments (% of Net Assets)	78.2%

Non-U.S. Investments (% of Net Assets)	13.9%

Ticker Symbol
Investment Class	RCMCX
Service Class	RCMSX

[1]Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings of its underlying stocks.

[3]The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (25% of portfolio holdings as of 6/30/14).

STATISTICAL MEASURES Five-Year Period Ended 6/30/14

	Sharpe Ratio	Standard Deviation

RCM	0.84	17.87

Russell Microcap	1.04	19.40

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

Royce Capital Fund 2014 Semiannual Report to Shareholders | 9

Royce Capital Fund–Small-Cap Portfolio

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/14

January–June 2014[1]			1.94%

One-Year			22.19

Three-Year			12.40

Five-Year			17.81

10-Year			9.44

15-Year			12.02

Since Inception (12/27/96)			12.15

ANNUAL EXPENSE RATIO

Operating Expenses			1.05%

[1] Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RCS	Year	RCS

2013	34.8%	2005	8.6%

2012	12.5	2004	25.0

2011	-3.3	2003	41.1

2010	20.5	2002	-13.8

2009	35.2	2001	21.0

2008	-27.2	2000	33.3

2007	-2.1	1999	8.2

2006	15.6	1998	8.9

TOP 10 POSITIONS % of Net Assets

Steven Madden			3.2%

Plantronics			3.1

Unit Corporation			3.0

NETGEAR			3.0

Vishay Intertechnology			3.0

Genesco			3.0

Fabrinet			3.0

Buckle (The)			2.7

Chemed Corporation			2.6

Genworth MI Canada			2.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			25.0%

Information Technology			24.9

Financials			14.6

Industrials			9.1

Energy			6.4

Health Care			5.5

Materials			4.8

Consumer Staples			1.8

Miscellaneous			1.7

Cash and Cash Equivalents			6.2

Manager’s Discussion
Royce Capital Fund–Small-Cap Portfolio (RCS) was up 1.9% for the year-to-date period ended June 30, 2014 versus a 3.2% gain for its small-cap benchmark, the Russell 2000 Index, for the same period.
     The first quarter saw a widespread slowdown in the speed of small-cap returns following the dynamic second half of 2013, which was not entirely unexpected considering last year’s blistering pace. RCS rose 0.7% for the first quarter of 2014, trailing its benchmark’s 1.1% advance. A slight downturn that lasted from early March through mid-May made for a rockier second quarter, though June was in general a positive month that did much to bring small-cap results back into the black. For the second quarter, the Fund rose 1.2% compared to 2.0% for the small-cap index. RCS did, however, beat the Russell 2000 from the index’s early March high through the end of June. Although we always like to see the Fund hold a down-market advantage, in light of the last few years of relative underperformance, this edge during a brief bearish phase offered mostly cold comfort. The Fund did outpace the benchmark for much longer-term periods. RCS beat the Russell 2000 for the 10-, 15-year, and since inception (12/27/96) periods ended June 30, 2014. The Fund’s average annual total return since inception was 12.1%. We are very proud of the Fund’s long-term performance record.
     When selecting stocks for RCS’s portfolio, we focus first on balance sheets, looking for businesses with low debt, which is frequently a sign of financial strength. We next look for high returns on invested capital (ROIC). Like a strong balance sheet, high ROICs are in our view a proxy for quality. We also want the company to be trading for what we believe is an attractively low share price vis-à-vis its worth as a business. In order to evaluate this, we typically use capitalization rates, which we define as operating income divided by enterprise value. We want to understand the return on our investment as if we were buying the whole company.
     Our challenge through the most recent cycle has been the unfashionable status of this disciplined, value-oriented approach. With a still highly accommodative Federal Reserve pouring money into the economy while keeping interest rates essentially at zero, the cost of debt is historically low and access to cash is extremely easy. This has the effect of reducing the appeal of conservatively capitalized, steadily growing businesses while increasing the demand for both fast growth

GOOD IDEAS THAT WORKED Top Contributors to Performance Year-to-Date through 06/30/14[1]

Unit Corporation	0.91%

Matrix Service	0.68

Synaptics	0.61

World Wrestling Entertainment Cl. A	0.59

Vishay Intertechnology	0.53

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2014.

10 | Royce Capital Fund 2014 Semiannual Report to Shareholders

Performance and Portfolio Review
(often regardless of profitability) and high yield (often regardless of underlying quality). While there have been some signs that this is changing, a large-scale flight to quality has not yet occurred, certainly not in the small-cap space. We remain, however, squarely focused on both long-term and absolute results and are hopeful for a shift in sentiment in which fundamentals will matter more than momentum and yield.
     Five of RCS’s eight equity sectors contributed to first-half returns, with Energy holding a considerable edge, followed by notable net gains for Information Technology. The Fund’s two top performers both came from the energy equipment & services industry. Unit Corporation is a long-time position—and the Fund’s third largest at the end of June—that we have owned continuously since 2002. It operates primarily as a contract drilling company, though it also explores for and produces oil and natural gas, and engages in midstream activities. These related businesses make it an outlier in an otherwise rigidly specialized industry. Unit reported double-digit production growth, introduced a new advanced drilling rig, and enjoyed continued strength from its midstream operations. Matrix Service builds natural gas storage tanks and provides construction and maintenance services to the oil, gas, power, petrochemical, industrial, and metals industries. Increased demand for its services, a complementary acquisition, and ongoing strength for natural gas helped both operating results and its stock price. We reduced our position as its price soared.
     Shoe Carnival is a family footwear retailer that endured the same dismal results that most other retailers did in the first half, including The Buckle and Ascena Retail Group. We held our position in Shoe Carnival and added shares of The Buckle as its stock price declined. In the case of the former, we like its plan to expand the number of stores and raise the quality of the women’s shoes it sells. After a turn as the portfolio’s top contributor in 2013, Nu Skin Enterprises earned a less esteemed status for the semiannual period. The company develops and distributes personal skin care products worldwide. Its share price suffered mightily after an article in a Chinese newspaper accused the firm in January of running a pyramid scheme, and an investigation by the Chinese government followed. The firm paid modest fines in March and began to tighten up its training procedures. We were hopeful that Nu Skin could right itself at the end of June.

GOOD IDEAS AT THE TIME Top Detractors from Performance Year-to-Date through 6/30/14[1]

Shoe Carnival	-0.68%

Nu Skin Enterprises Cl. A	-0.54

Buckle (The)	-0.41

Ascena Retail Group	-0.34

TESSCO Technologies	-0.30

[1] Net of dividends.

ROYCE CAPITAL FUND-SMALL-CAP PORTFOLIO VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/96

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets	$970 million

Number of Holdings	76

Turnover Rate	16%

Average Market Capitalization[1]	$1,404 million

Weighted Average P/E Ratio[2,3]	17.1x

Weighted Average P/B Ratio[2]	1.9x

U.S. Investments (% of Net Assets)	83.8%

Non-U.S. Investments (% of Net Assets)	10.0%

Symbol
Investment Class	RCPFX
Service Class	RCSSX

[1]Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/14).

STATISTICAL MEASURES Five-Year Period Ended 6/30/14

	Sharpe Ratio	Standard Deviation

RCS	1.12	15.70

Russell 2000	1.10	18.23

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

Royce Capital Fund 2014 Semiannual Report to Shareholders | 11

Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 92.1%

Consumer Discretionary – 14.1%
Auto Components - 0.9%
Drew Industries	100,979	$5,049,960

Diversified Consumer Services - 3.2%
American Public Education [1]	150,770	5,183,473
Capella Education	96,472	5,247,112
JTH Holding Cl. A [1]	128,500	4,280,335
Lincoln Educational Services	823,193	3,696,136

		18,407,056

Household Durables - 0.9%
Cavco Industries [1]	62,004	5,288,941

Internet & Catalog Retail - 0.3%
Vitacost.com [1]	258,500	1,618,210

Leisure Products - 1.2%
Black Diamond [1]	62,409	700,229
LeapFrog Enterprises Cl. A [1]	350,000	2,572,500
Smith & Wesson Holding Corporation [1,2]	250,100	3,636,454

		6,909,183

Specialty Retail - 6.9%
Buckle (The)	76,025	3,372,469
Cato Corporation (The) Cl. A	152,300	4,706,070
Citi Trends [1]	145,386	3,119,984
Destination Maternity	204,500	4,656,465
hhgregg [1,2]	146,143	1,486,274
Kirkland’s [1]	290,180	5,382,839
Shoe Carnival	272,100	5,618,865
Stein Mart	463,478	6,437,710
Zumiez [1]	186,700	5,151,053

		39,931,729

Textiles, Apparel & Luxury Goods - 0.7%
Culp	150,149	2,614,094
Perry Ellis International [1]	98,330	1,714,875

		4,328,969

Total (Cost $63,097,386)		81,534,048

Consumer Staples – 0.9%
Beverages - 0.1%
Truett-Hurst Cl. A [1]	126,100	641,849

Food Products - 0.6%
Asian Citrus Holdings	2,786,100	625,492
Sipef	28,400	2,426,619
Waterloo Investment Holdings [1,3]	1,303,907	495,485

		3,547,596

Personal Products - 0.2%
Medifast [1]	25,800	784,578

Total (Cost $4,476,285)		4,974,023

Energy – 8.5%
Energy Equipment & Services - 6.2%
Canadian Energy Services & Technology	47,400	1,484,568
Dawson Geophysical	87,429	2,504,841
Geospace Technologies [1]	34,912	1,922,953
Gulf Island Fabrication	273,163	5,878,468
Natural Gas Services Group [1]	175,400	5,798,724
Tesco Corporation	313,880	6,698,199
TGC Industries [1]	672,840	3,666,978
Total Energy Services	369,200	8,037,595

		35,992,326

Oil, Gas & Consumable Fuels - 2.3%
Ardmore Shipping	53,600	741,288
Contango Oil & Gas [1]	33,907	1,434,605
Ring Energy [1,2]	69,400	1,211,030
Sprott Resource [1]	1,087,300	3,219,969
Synergy Resources [1]	158,100	2,094,825
Triangle Petroleum [1]	392,504	4,611,922

		13,313,639

Total (Cost $31,184,127)		49,305,965

Financials – 8.2%
Banks - 1.1%
BCB Holdings [1]	1,303,907	295,675
John Marshall Bank [1,4]	44,600	813,950
Pacific Continental	238,800	3,278,724
TriState Capital Holdings [1]	152,972	2,161,494

		6,549,843

Capital Markets - 3.8%
FBR & Co. [1]	152,816	4,145,898
Gluskin Sheff + Associates	53,200	1,587,450
GMP Capital	330,700	2,640,517
INTL FCStone [1]	232,569	4,632,774
JMP Group	242,751	1,837,625
Silvercrest Asset Management Group Cl. A	113,200	1,948,172
U.S. Global Investors Cl. A	198,700	699,424
Westwood Holdings Group	72,527	4,354,521

		21,846,381

Consumer Finance - 0.3%
EZCORP Cl. A [1]	164,900	1,904,595

Diversified Financial Services - 0.4%
PICO Holdings [1]	96,835	2,300,800

Insurance - 0.6%
Blue Capital Reinsurance Holdings	80,500	1,585,850
Navigators Group [1]	22,536	1,511,039

		3,096,889

Real Estate Management & Development - 2.0%
AV Homes [1]	107,700	1,760,895
Kennedy-Wilson Holdings	282,230	7,569,408
Midland Holdings [1]	4,513,000	2,270,941

		11,601,244

Total (Cost $40,071,738)		47,299,752

Health Care – 9.3%
Biotechnology - 0.7%
BioSpecifics Technologies [1]	39,100	1,054,136

12 | Royce Capital Fund 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

	SHARES	VALUE
Health Care (continued)
Biotechnology (continued)
Dyax Corporation [1]	162,116	$1,556,314
Harvard Apparatus Regenerative Technology [1]	72,367	756,235
Lexicon Pharmaceuticals [1]	570,379	918,310

		4,284,995

Health Care Equipment & Supplies - 4.8%
Cerus Corporation [1]	538,057	2,232,937
CryoLife	199,189	1,782,742
Cynosure Cl. A [1]	102,100	2,169,625
EnteroMedics [1,2]	454,800	709,488
Exactech [1]	91,717	2,314,020
Merit Medical Systems [1]	164,135	2,478,438
Novadaq Technologies [1]	25,479	419,894
Orthofix International [1]	26,400	957,000
RTI Surgical [1]	318,700	1,386,345
STAAR Surgical [1]	96,500	1,621,200
SurModics [1]	164,378	3,520,977
Symmetry Medical [1]	120,300	1,065,858
Synergetics USA [1]	438,900	1,360,590
Syneron Medical [1]	390,385	4,028,773
Trinity Biotech ADR Cl. A	67,770	1,560,743

		27,608,630

Health Care Providers & Services - 2.4%
Bio-Reference Laboratories [1,2]	72,500	2,190,950
CorVel Corporation [1]	92,321	4,171,063
PDI [1]	318,120	1,393,366
U.S. Physical Therapy	175,160	5,988,720

		13,744,099

Life Sciences Tools & Services - 0.2%
Harvard Bioscience [1]	289,468	1,317,079

Pharmaceuticals - 1.2%
†Agile Therapeutics [1,2]	109,500	954,840
†Theravance Biopharma [1,2]	41,500	1,323,020
Unichem Laboratories	374,164	1,404,709
Vetoquinol	52,008	2,576,543
Zogenix [1,2]	312,878	628,885

		6,887,997

Total (Cost $37,534,429)		53,842,800

Industrials – 24.4%
Aerospace & Defense - 0.9%
AeroVironment [1]	67,000	2,130,600
American Science and Engineering	27,300	1,899,807
CPI Aerostructures [1]	96,100	1,217,587

		5,247,994

Building Products - 2.2%
AAON	107,308	3,596,964
Quanex Building Products	232,400	4,152,988
WaterFurnace Renewable Energy	180,800	5,135,699

		12,885,651

Commercial Services & Supplies - 2.3%
Courier Corporation	175,418	2,617,237
Ennis	293,449	4,478,032
Heritage-Crystal Clean [1]	86,734	1,702,588
Hudson Technologies [1]	319,100	922,199
Team [1]	39,700	1,628,494
US Ecology	34,200	1,674,090

		13,022,640

Construction & Engineering - 2.3%
Layne Christensen [1]	213,312	2,837,050
MYR Group [1]	169,338	4,289,331
Severfield [1]	3,294,845	3,129,532
Sterling Construction [1]	306,147	2,871,659

		13,127,572

Electrical Equipment - 2.9%
Global Power Equipment Group	369,588	5,972,542
Graphite India	1,667,608	2,920,982
LSI Industries	648,613	5,175,932
Powell Industries	42,100	2,752,498

		16,821,954

Machinery - 6.6%
AIA Engineering	81,093	1,046,274
CIRCOR International	20,000	1,542,600
Foster (L.B.) Company	131,946	7,140,917
FreightCar America	227,391	5,693,871
Gorman-Rupp Company (The)	55,837	1,974,955
Graham Corporation	145,020	5,048,146
Kadant	129,031	4,961,242
Key Technology [1]	292,129	3,599,029
RBC Bearings	44,122	2,826,014
Semperit AG Holding	75,842	4,647,309

		38,480,357

Marine - 0.3%
Clarkson	47,200	1,934,635

Professional Services - 4.1%
CRA International [1]	217,706	5,018,123
Exponent	37,297	2,764,081
GP Strategies [1]	189,108	4,894,115
Kforce	217,700	4,713,205
Resources Connection	492,588	6,457,829

		23,847,353

Road & Rail - 2.4%
Marten Transport	277,785	6,208,495
Patriot Transportation Holding [1]	216,240	7,561,913

		13,770,408

Trading Companies & Distributors - 0.4%
Houston Wire & Cable	186,700	2,316,947

Total (Cost $109,303,279)		141,455,511

Information Technology – 13.7%
Communications Equipment - 1.4%
Ceragon Networks [1,2]	255,140	648,056
COM DEV International	303,700	1,215,312
Digi International [1]	297,084	2,798,531
KVH Industries [1]	255,100	3,323,953

		7,985,852

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2014 Semiannual Report to Shareholders | 13

Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio (continued)

	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components - 2.9%
CUI Global [1]	267,062	$2,243,321
Electro Rent	122,800	2,054,444
Fabrinet [1]	237,669	4,895,981
GSI Group [1]	333,300	4,242,909
Neonode [1,2]	247,465	774,566
Pure Technologies	39,000	261,328
Vishay Precision Group [1]	131,800	2,169,428

		16,641,977

Internet Software & Services - 0.5%
QuinStreet [1]	320,700	1,767,057
Zix Corporation [1]	411,700	1,408,014

		3,175,071

IT Services - 0.4%
EPAM Systems [1]	41,248	1,804,600
ServiceSource International [1]	60,275	349,595

		2,154,195

Semiconductors & Semiconductor Equipment - 4.6%
Advanced Energy Industries [1]	179,900	3,463,075
AXT [1]	829,991	1,776,181
Brooks Automation	433,400	4,667,718
Cascade Microtech [1]	61,600	841,456
GSI Technology [1]	513,861	3,062,611
Integrated Silicon Solution [1]	360,599	5,326,047
Photronics [1]	245,300	2,109,580
Rudolph Technologies [1]	159,293	1,573,815
Ultra Clean Holdings [1]	103,300	934,865
Xcerra Corporation [1]	347,600	3,163,160

		26,918,508

Software - 3.3%
ePlus [1]	79,496	4,626,667
†Gigamon [1,2]	92,500	1,770,450
Monotype Imaging Holdings	151,242	4,260,487
SeaChange International [1]	215,100	1,722,951
TeleNav [1]	296,400	1,686,516
VASCO Data Security International [1]	428,129	4,966,297

		19,033,368

Technology Hardware, Storage & Peripherals - 0.6%
Avid Technology [1,4]	137,593	1,018,188
Super Micro Computer [1]	102,511	2,590,453

		3,608,641

Total (Cost $67,431,982)		79,517,612

Materials – 8.8%
Chemicals - 2.0%
BioAmber [1]	66,979	666,441
Burcon NutraScience [1]	148,556	588,282
C. Uyemura & Co.	23,900	1,217,354
FutureFuel Corporation	196,100	3,253,299
Quaker Chemical	55,788	4,283,960
Societe Internationale de Plantations d’Heveas	28,985	1,390,708

		11,400,044

Metals & Mining - 6.8%
Alamos Gold	162,900	1,647,243
Argonaut Gold [1]	253,100	1,048,406
Endeavour Mining [1]	750,000	583,384
Endeavour Silver [1]	466,100	2,544,906
Geodrill [1]	1,217,200	935,387
Gold Standard Ventures [1]	700,000	553,000
Goldgroup Mining [1]	652,000	103,875
Haynes International	81,170	4,593,410
Horsehead Holding Corporation [1]	287,803	5,255,283
Imdex [1]	1,677,092	996,291
McEwen Mining [1,2]	1,019,096	2,934,997
Olympic Steel	203,228	5,029,893
Phoscan Chemical [1]	2,968,200	834,506
Pilot Gold [1]	1,669,325	2,284,068
Silvercorp Metals	486,600	1,031,592
Synalloy Corporation	126,641	2,079,445
Universal Stainless & Alloy Products [1]	200,736	6,519,905
Western Copper and Gold [1]	720,000	554,400

		39,529,991

Total (Cost $45,534,221)		50,930,035

Utilities – 0.1%
Independent Power & Renewable Electricity Producer - 0.1%
Alterra Power [1]	1,844,000	604,845

Total (Cost $2,120,432)		604,845

Miscellaneous [5] – 4.1%
Total (Cost $22,942,293)		24,008,391

TOTAL COMMON STOCKS
(Cost $423,696,172)		533,472,982

REPURCHASE AGREEMENT – 8.0%
Fixed Income Clearing Corporation, 0.00% dated 6/30/14, due 7/1/14, maturity value $46,310,000 (collateralized by obligations of various U.S. Government Agencies, 1.625%-1.63% due 4/30/19-1/10/20, valued at $47,237,775) (Cost $46,310,000)		46,310,000

14 | Royce Capital Fund 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 2.9%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%) (Cost $16,866,398)	$16,866,398

TOTAL INVESTMENTS – 103.0%
(Cost $486,872,570)	596,649,380

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.0)%	(17,614,643)

NET ASSETS – 100.0%	$579,034,737

Royce Capital Fund–Small-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 93.8%

Consumer Discretionary – 25.0%
Automobiles - 0.8%
Thor Industries	126,715	$7,206,282

Media - 1.0%
Saga Communications Cl. A	228,454	9,759,555

Specialty Retail - 14.8%
American Eagle Outfitters	800,315	8,979,534
Ascena Retail Group [1]	752,980	12,875,958
Buckle (The)	586,319	26,009,111
Cato Corporation (The) Cl. A	493,311	15,243,310
GameStop Corporation Cl. A	89,272	3,612,838
Genesco [1]	352,308	28,935,056
Guess?	387,254	10,455,858
Shoe Carnival	775,713	16,018,474
Stein Mart	1,568,778	21,790,326

		143,920,465

Textiles, Apparel & Luxury Goods - 8.4%
Barry (R.G.)	147,573	2,796,508
Crocs [1]	720,678	10,831,790
Deckers Outdoor [1]	126,797	10,946,385
G-III Apparel Group [1]	227,537	18,580,672
Steven Madden [1]	886,868	30,419,572
Vera Bradley [1,2]	349,370	7,640,722

		81,215,649

Total (Cost $177,569,934)		242,101,951

Consumer Staples – 1.8%
Food & Staples Retailing - 0.6%
Village Super Market Cl. A	256,171	6,053,321

Personal Products - 1.2%
Inter Parfums	194,975	5,761,511
Nu Skin Enterprises Cl. A	75,677	5,597,071

		11,358,582

Total (Cost $13,223,654)		17,411,903

Energy – 6.4%
Energy Equipment & Services - 5.5%
Helmerich & Payne	34,400	3,994,184
Matrix Service [1]	316,801	10,387,905
Oil States International [1]	81,386	5,216,029
Total Energy Services	199,800	4,349,706
Unit Corporation [1]	422,354	29,070,626

		53,018,450

Oil, Gas & Consumable Fuels - 0.9%
Cimarex Energy	61,518	8,825,372

Total (Cost $27,296,496)		61,843,822

Financials – 14.6%
Banks - 3.0%
Ames National	219,219	5,072,728
Camden National	248,298	9,624,030

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2014 Semiannual Report to Shareholders | 15

Schedules of Investments

Royce Capital Fund–Small-Cap Portfolio (continued)

	SHARES	VALUE
Financials (continued)
Banks (continued)
City Holding Company	317,540	$14,327,405

		29,024,163

Capital Markets - 2.0%
Federated Investors Cl. B	621,601	19,219,903

Insurance - 5.3%
Allied World Assurance Company Holdings	350,775	13,336,465
Aspen Insurance Holdings	301,609	13,699,081
Montpelier Re Holdings	266,121	8,502,566
Reinsurance Group of America	201,000	15,858,900

		51,397,012

Thrifts & Mortgage Finance - 4.3%
Genworth MI Canada	663,700	23,642,038
TrustCo Bank Corp. NY	2,776,786	18,548,931

		42,190,969

Total (Cost $90,917,109)		141,832,047

Health Care – 5.5%
Health Care Providers & Services - 5.5%
Chemed Corporation	262,356	24,588,004
Magellan Health [1]	114,636	7,134,945
MEDNAX [1]	207,220	12,049,843
U.S. Physical Therapy	285,169	9,749,928

Total (Cost $27,429,300)		53,522,720

Industrials – 9.1%
Aerospace & Defense - 0.9%
Cubic Corporation	196,000	8,723,960

Commercial Services & Supplies - 2.0%
Horizon North Logistics	452,200	3,246,195
UniFirst Corporation	155,850	16,520,100

		19,766,295

Machinery - 3.4%
Alamo Group	309,287	16,729,334
Kennametal	91,195	4,220,504
Miller Industries [6]	611,445	12,583,538

		33,533,376

Road & Rail - 1.0%
Knight Transportation	395,800	9,408,166

Trading Companies & Distributors - 1.8%
Applied Industrial Technologies	337,453	17,118,991

Total (Cost $67,279,036)		88,550,788

Information Technology – 24.9%
Communications Equipment - 7.5%
NETGEAR [1]	836,019	29,068,381
Plantronics	616,130	29,605,046
TESSCO Technologies [6]	438,749	13,921,506

		72,594,933

Electronic Equipment, Instruments & Components - 9.9%
Fabrinet [1]	1,397,388	28,786,193
Key Tronic [1,6]	615,397	6,449,361
Littelfuse	7,431	690,711
MTS Systems	11,496	778,969
PC Connection	914,261	18,906,917
Rofin-Sinar Technologies [1]	480,502	11,551,268
Vishay Intertechnology	1,872,153	28,999,650

		96,163,069

IT Services - 3.9%
Convergys Corporation	1,010,692	21,669,237
ManTech International Cl. A	558,185	16,477,621

		38,146,858

Semiconductors & Semiconductor Equipment - 3.6%
Cabot Microelectronics [1]	19,233	858,754
IXYS Corporation	491,829	6,059,333
MKS Instruments	418,800	13,083,312
Synaptics [1,2]	117,500	10,650,200
Teradyne	195,700	3,835,720

		34,487,319

Total (Cost $205,444,344)		241,392,179

Materials – 4.8%
Chemicals - 2.8%
Innophos Holdings	136,910	7,881,908
Innospec	444,599	19,193,339

		27,075,247

Containers & Packaging - 0.5%
UFP Technologies [1]	177,566	4,277,565

Metals & Mining - 0.1%
Reliance Steel & Aluminum	18,300	1,348,893

Paper & Forest Products - 1.4%
Schweitzer-Mauduit International	320,004	13,971,375

Total (Cost $42,212,568)		46,673,080

Miscellaneous [5] – 1.7%
Total (Cost $16,012,608)		16,889,252

TOTAL COMMON STOCKS
(Cost $667,385,049)		910,217,742

REPURCHASE AGREEMENT – 6.2%
Fixed Income Clearing Corporation, 0.00% dated 6/30/14, due 7/1/14, maturity value $59,813,000 (collateralized by obligations of various U.S. Government Agencies, 1.625% due 4/30/19, valued at $61,013,550) (Cost $59,813,000)		59,813,000

16 | Royce Capital Fund 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2014 (unaudited)

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.5%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%) (Cost $5,276,965)	$5,276,965

TOTAL INVESTMENTS – 100.5%
(Cost $732,475,014)	975,307,707

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.5)%	(4,846,467)

NET ASSETS – 100.0%	$970,461,240

†	New additions in 2014.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at June 30, 2014.
[3]
A security for which market quotations are not readily available represents 0.1% of net assets for Royce Micro-Cap Portfolio. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2014 and less than 1% of net assets.
[6]
At June 30, 2014, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2014, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2014 Semiannual Report to Shareholders | 17

Statements of Assets and Liabilities	June 30, 2014 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$550,339,380	$882,540,302
Affiliated Companies	–	32,954,405
Repurchase agreements (at cost and value)	46,310,000	59,813,000
Cash and foreign currency	67,709	276
Receivable for investments sold	1,400,087	1,071,736
Receivable for capital shares sold	513,723	9,602,851
Receivable for dividends and interest	400,892	600,180
Prepaid expenses and other assets	5,203	10,145

Total Assets	599,036,994	986,592,895

LIABILITIES:
Payable for collateral on loaned securities	16,866,398	5,276,965
Payable for investments purchased	1,727,588	8,988,019
Payable for capital shares redeemed	755,174	956,711
Payable for investment advisory fees	580,078	777,106
Accrued expenses	73,019	132,854

Total Liabilities	20,002,257	16,131,655

Net Assets	$579,034,737	$970,461,240

ANALYSIS OF NET ASSETS:
Paid-in capital	$416,765,795	$582,162,071
Undistributed net investment income (loss)	(2,622,729)	1,796,361
Accumulated net realized gain (loss) on investments and foreign currency	55,112,550	143,670,276
Net unrealized appreciation (depreciation) on investments and foreign currency	109,779,121	242,832,532

Net Assets	$579,034,737	$970,461,240

Investment Class	$539,262,573	$735,592,582
Service Class	39,772,164	234,868,658

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	41,606,833	51,854,001
Service Class	3,099,531	16,797,834

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
(offering and redemption price per share)
Investment Class	$12.96	$14.19
Service Class	12.83	13.98

Investments at identified cost	$440,562,570	$672,662,014
Market value of loaned securities	16,153,361	5,133,683

18 | Royce Capital Fund 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio

	Six months ended		Six months ended
	6/30/14	Year ended	6/30/14	Year ended
	(unaudited)	12/31/13	(unaudited)	12/31/13
INVESTMENT OPERATIONS:
Net investment income (loss)	$(927,677)	$(2,172,035)	$1,224,971	$664,506
Net realized gain (loss) on investments and foreign currency	18,961,668	44,622,348	49,857,994	94,251,658
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(13,369,494)	68,959,434	(33,709,837)	169,490,816

Net increase (decrease) in net assets from investment operations	4,664,497	111,409,747	17,373,128	264,406,980

DISTRIBUTIONS:
Net investment income
Investment Class	–	(2,773,314)	–	(7,334,482)
Service Class	–	(129,808)	–	(2,049,052)
Net realized gain on investments and foreign currency
Investment Class	–	(14,533,900)	–	(38,123,021)
Service Class	–	(1,029,260)	–	(11,915,684)

Total distributions	–	(18,466,282)	–	(59,422,239)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	17,500,628	40,124,309	58,015,631	94,415,549
Service Class	6,240,190	9,376,424	6,863,630	36,125,376
Distributions reinvested
Investment Class	–	17,307,214	–	45,457,503
Service Class	–	1,159,068	–	13,964,736
Value of shares redeemed
Investment Class	(55,468,184)	(115,122,181)	(72,528,389)	(187,804,627)
Service Class	(7,321,826)	(12,649,040)	(8,368,281)	(10,480,881)

Net increase (decrease) in net assets from capital share transactions	(39,049,192)	(59,804,206)	(16,017,409)	(8,322,344)

NET INCREASE (DECREASE) IN NET ASSETS	(34,384,695)	33,139,259	1,355,719	196,662,397
NET ASSETS:
Beginning of period	613,419,432	580,280,173	969,105,521	772,443,124

End of period	$579,034,737	$613,419,432	$970,461,240	$969,105,521

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(2,622,729)	$(1,695,052)	$1,796,361	$571,390

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2014 Semiannual Report to Shareholders | 19

Statements of Operations	Six Months Ended June 30, 2014 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$2,868,433	$6,407,548
Foreign withholding tax	(93,230)	(86,946)
Securities lending	103,900	55,348

Total income	2,879,103	6,375,950

Expenses:
Investment advisory fees	3,596,797	4,662,045
Distribution fees	48,625	281,015
Custody	51,094	47,926
Administrative and office facilities	31,878	49,231
Trustees’ fees	26,694	41,814
Audit	19,627	17,800
Shareholder reports	14,085	29,500
Shareholder servicing	7,655	6,726
Legal	2,444	3,784
Other expenses	7,946	11,243

Total expenses	3,806,845	5,151,084
Compensating balance credits	(65)	(105)

Net expenses	3,806,780	5,150,979

Net investment income (loss)	(927,677)	1,224,971

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	18,969,302	49,859,425
Foreign currency transactions	(7,634)	(1,431)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(13,367,236)	(33,709,609)
Other assets and liabilities denominated in foreign currency	(2,258)	(228)

Net realized and unrealized gain (loss) on investments and foreign currency	5,592,174	16,148,157

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$4,664,497	$17,373,128

20 | Royce Capital Fund 2014 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions from Net					Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
†2014	$12.83	$(0.02)	$0.15	$0.13	$–	$–	$–	$12.96	1.01%[1]	$539,263	1.30%[2]	1.30%[2]	1.30%[2]	(0.30)%[2]	12%
2013	10.95	(0.04)	2.32	2.28	(0.06)	(0.34)	(0.40)	12.83	20.99	572,666	1.32	1.32	1.32	(0.36)	30
2012	10.41	0.04	0.74	0.78	–	(0.24)	(0.24)	10.95	7.60	543,516	1.33	1.33	1.33	0.39	21
2011	12.18	(0.03)	(1.45)	(1.48)	(0.29)	–	(0.29)	10.41	(12.10)	569,498	1.32	1.32	1.32	(0.31)	35
2010	9.52	(0.01)	2.87	2.86	(0.20)	–	(0.20)	12.18	30.10	676,654	1.32	1.32	1.32	(0.09)	35
2009	6.03	(0.01)	3.50	3.49	–	–	–	9.52	57.88	522,092	1.33	1.33	1.33	(0.13)	33

Micro-Cap Portfolio – Service Class
†2014	$12.72	$(0.04)	$0.15	$0.11	$–	$–	$–	$12.83	0.86%[1]	$39,772	1.57%[2]	1.57%[2]	1.57%[2]	(0.58)%[2]	12%
2013	10.87	(0.07)	2.30	2.23	(0.04)	(0.34)	(0.38)	12.72	20.65	40,753	1.60	1.60	1.58	(0.62)	30
2012	10.35	0.03	0.73	0.76	–	(0.24)	(0.24)	10.87	7.45	36,764	1.59	1.59	1.55	0.27	21
2011	12.13	(0.11)	(1.39)	(1.50)	(0.28)	–	(0.28)	10.35	(12.26)	26,096	1.60	1.60	1.49	(0.46)	35
2010	9.49	(0.08)	2.91	2.83	(0.19)	–	(0.19)	12.13	29.90	17,022	1.63	1.63	1.40	(0.12)	35
2009	6.02	(0.03)	3.50	3.47	–	–	–	9.49	57.64	6,907	1.73	1.73	1.58	(0.36)	33

Small-Cap Portfolio – Investment Class
†2014	$13.92	$0.02	$0.25	$0.27	$–	$–	$–	$14.19	1.94%[1]	$735,592	1.04%[2]	1.04%[2]	1.04%[2]	0.32%[2]	16%
2013	11.03	0.03	3.75	3.78	(0.14)	(0.75)	(0.89)	13.92	34.75	736,917	1.05	1.05	1.05	0.13	43
2012	10.07	0.15	1.10	1.25	(0.01)	(0.28)	(0.29)	11.03	12.50	623,830	1.06	1.06	1.06	1.37	62
2011	10.45	0.01	(0.35)	(0.34)	(0.04)	–	(0.04)	10.07	(3.28)	651,243	1.05	1.05	1.05	0.11	36
2010	8.68	0.04	1.74	1.78	(0.01)	–	(0.01)	10.45	20.52	630,227	1.06	1.06	1.06	0.47	34
2009	6.42	0.01	2.25	2.26	–	–	–	8.68	35.20	467,401	1.07	1.07	1.07	0.20	46

Small-Cap Portfolio – Service Class
†2014	$13.74	$0.00	$0.24	$0.24	$–	$–	$–	$13.98	1.75%[1]	$234,869	1.30%[2]	1.30%[2]	1.30%[2]	0.07%[2]	16%
2013	10.91	(0.02)	3.73	3.71	(0.13)	(0.75)	(0.88)	13.74	34.44	232,189	1.31	1.31	1.31	(0.12)	43
2012	9.98	0.15	1.06	1.21	(0.00)	(0.28)	(0.28)	10.91	12.22	148,613	1.31	1.31	1.30	1.41	62
2011	10.38	(0.01)	(0.36)	(0.37)	(0.03)	–	(0.03)	9.98	(3.55)	79,565	1.30	1.30	1.26	(0.02)	36
2010	8.64	0.03	1.72	1.75	(0.01)	–	(0.01)	10.38	20.26	41,505	1.34	1.34	1.30	0.36	34
2009	6.40	(0.00)	2.24	2.24	–	–	–	8.64	35.00	5,160	1.62	1.62	1.36	(0.04)	46

†	Six months ended June 30, 2014 (unaudited).
[1]	Not annualized
[2]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2014 Semiannual Report to Shareholders | 21

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

     Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–

other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–

significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2014. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Micro-Cap Portfolio
Common Stocks	$531,145,359	$1,832,138	$495,485	$533,472,982
Cash Equivalents	16,866,398	46,310,000	–	63,176,398
Small-Cap Portfolio
Common Stocks	910,217,742	–	–	910,217,742
Cash Equivalents	5,276,965	59,813,000	–	65,089,965

For the six months ended June 30, 2014, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Funds recognize transfers between levels as of the end of the reporting period. At June 30, 2014, securities valued at $1,018,188 were transferred from Level 1 to Level 2 for Royce Micro-Cap Portfolio within the fair value hierarchy.

22 | Royce Capital Fund 2014 Semiannual Report to Shareholders

Valuation of Investments (continued):
Level 3 Reconciliation:

	Balance as of 12/31/13	Unrealized Gain (Loss)[1]	Balance as of 6/30/14
Micro-Cap Portfolio
Common Stocks	$194,282	$301,203	$495,485

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.
     The following table presents by financial instrument, each Fund’s assets and liabilities net of related collateral held by each Fund at June 30, 2014:

	Gross Amount of Assets and
	Liabilities in the Statements of
	Assets and Liabilities[1]	Collateral Received and Pledged	Net Amount
Micro-Cap Portfolio
Securities on Loan/Collateral on Loaned Securities	$16,866,398	$(16,866,398)	$–
Small-Cap Portfolio
Securities on Loan/Collateral on Loaned Securities	5,276,965	(5,276,965)	–

[1] Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Royce Capital Fund 2014 Semiannual Report to Shareholders | 23

Notes to Financial Statements (unaudited) (continued)

Expenses:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 10, 2015. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2014.

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/14	Year ended	6/30/14	Year ended	6/30/14	Year ended	6/30/14	Year ended
	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13	(unaudited)	12/31/13

Micro-Cap Portfolio
Investment Class	1,392,823	3,459,489	–	1,411,681	(4,414,012)	(9,883,779)	(3,021,189)	(5,012,609)
Service Class	496,473	819,148	–	95,318	(600,530)	(1,093,944)	(104,057)	(179,478)

Small-Cap Portfolio
Investment Class	4,207,065	7,433,565	–	3,448,976	(5,299,181)	(14,508,249)	(1,092,116)	(3,625,708)
Service Class	509,029	3,003,292	–	1,073,385	(615,598)	(797,085)	(106,569)	3,279,592

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. For the six months ended June 30, 2014, Micro-Cap Portfolio recorded advisory fees of $3,596,797 and Small-Cap Portfolio recorded advisory fees of $4,662,045.
Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the six months ended June 30, 2014, Micro-Cap Portfolio-Service Class recorded net distribution fees of $48,625 and Small-Cap Portfolio-Service Class recorded net distribution fees of $281,015.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2014, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Micro-Cap Portfolio	$63,359,086	$103,640,256
Small-Cap Portfolio	148,002,786	192,186,680

24  |  Royce Capital Fund 2014 Semiannual Report to Shareholders

Class Specific Expenses:
Class specific expenses were as follows for the six months ended June 30, 2014:

	Net
	Distribution	Shareholder	Shareholder
	Fees	Servicing	Reports	Total
Micro-Cap Portfolio – Investment Class	$–	$4,530	$12,836	$17,366
Micro-Cap Portfolio – Service Class	48,625	3,125	1,249	52,999
	48,625	7,655	14,085
Small-Cap Portfolio – Investment Class	–	3,584	23,494	27,078
Small-Cap Portfolio – Service Class	281,015	3,142	6,006	290,163
	281,015	6,726	29,500

Tax Information:
At June 30, 2014, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Micro-Cap Portfolio	$486,988,586	$109,660,794	$147,797,406	$38,136,612
Small-Cap Portfolio	732,671,998	242,635,709	256,014,533	13,378,824

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Transactions in Affiliated Companies:
An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2014:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/13	12/31/13	Purchases	Sales	Gain (Loss)	Income	6/30/14	6/30/14
Small-Cap Portfolio
Key Tronic	614,672	$6,773,685	$7,535	–	–	$–	615,397	$6,449,361
Miller Industries	307,186	5,722,875	5,859,125	–	–	144,488	611,445	12,583,538
TESSCO Technologies	266,649	10,751,288	6,242,339	–	–	153,580	438,749	13,921,506
		$23,247,848				$298,068		$32,954,405

Royce Capital Fund 2014 Semiannual Report to Shareholders  |  25

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2014, and held for the entire six-month period ended June 30, 2014. Service Class shares are generally available only through certain insurance companies who receive service fees from the Fund for services that they perform.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2014, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/14	6/30/14	Period[1]	1/1/14	6/30/14	Period[1]	Ratio[2]
Investment Class

Micro-Cap Portfolio	$1,000.00	$1,010.13	$6.48	$1,000.00	$1,018.35	$6.51	1.30%
Small-Cap Portfolio	1,000.00	1,019.40	5.21	1,000.00	1,019.64	5.21	1.04%

Service Class

Micro-Cap Portfolio	1,000.00	1,008.65	7.82	1,000.00	1,017.01	7.85	1.57%
Small-Cap Portfolio	1,000.00	1,017.47	6.50	1,000.00	1,018.35	6.51	1.30%

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts investing in the Fund.

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

26  |  Royce Capital Fund 2014 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1], President
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Chief Executive Officer and Chairman of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

W. Whitney George, Trustee[1], Vice President
Age: 56 | Number of Funds Overseen: 34 | Tenure: Since September 2013
Non-Royce Directorships: None

Principal Occupation(s) During Past 5 Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Patricia W. Chadwick, Trustee
Age: 65 | Number of Funds Overseen: 34 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 76 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’ prior business experience includes having served as President of The Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program, and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 72 | Number of Funds Overseen: 52 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc. and Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002) and Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 68 | Number of Funds Overseen: 52 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005) and Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 62 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 55 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce and Vice President of RFS, having been employed by Royce since October 1989.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 52 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 47 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer, and Secretary of Royce and Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 54 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

Royce Capital Fund 2014 Semiannual Report to Shareholders | 27

Board Approval of Investment Advisory Agreements

At meetings held on June 4-5, 2014, the Board of Trustees of Royce Capital Fund (the “Board”), including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and Royce Capital Fund (“RCF”) relating to each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (together, the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, and brokerage and execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as allocation of brokerage commissions, “soft dollar” research services R&A receives, payments made to affiliates of R&A, as well as payments made by R&A, relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received with assistance and advice from, and met separately with, their independent legal counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meeting, the trustees dealt with each agreement separately. Among other factors, the trustees noted that they considered the following:

The nature, extent and quality of services provided by R&A:

The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing open-end mutual funds and closed-end funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii ) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds and expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between RCF and R&A which went into effect on January 1, 2008. The trustees determined that the services to be provided to each Fund by R&A would be the same as those that it previously provided to each Fund. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

Investment performance of the Funds and R&A:

In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. The trustees noted that Royce Small-Cap Portfolio’s (“RCS”) Sharpe Ratio placed in the 3rd quartile, 2nd quartile, and 1st quartile within Morningstar’s Small Blend category for the 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2013. The Board also noted that Royce Micro-Cap Portfolio’s (“RCM”) Sharpe Ratio ranked in the 4th quartile within Morningstar’s Small Blend category for each of the 3-year, 5-year, and 10-year periods ended December 31, 2013. It was noted that RCM’s and RCS’s focus on high quality companies (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital) had hurt their relative performance during the recent period that has been marked by historically low interest rates and U.S. Federal Reserve market intervention.

In addition to each Fund’s risk–adjusted performance, the Board also reviewed and considered each Fund’s absolute total returns, down market performance, and long-term performance records over periods of 10 years or longer. Each Board also considered it important to look beyond the current snapshot of performance as of December 31, 2013 and therefore examined extended performance histories for each Fund using monthly rolling average return periods through March 31, 2014.

The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming their benchmark indices and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.

28 | Royce Capital Fund 2014 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreements (continued)

Cost of the services provided and profits realized by R&A from its relationship with each Fund:

The trustees considered the cost of the services provided by R&A and the profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:

The trustees considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees concluded that the current fee structure for each Fund was reasonable, that shareholders sufficiently participated in economies of scale and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:

The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. It was noted that RCM’s expense ratio placed in the middle quintile within its peer group and was seven basis points higher than the peer group median. The trustees noted that RCS’s expense ratio placed in the 3rd quartile, 12 basis points higher than its peer group and category medians, due to its higher management fee compared to its peer group median.

The trustees noted that R&A had, from time to time, waived advisory fees in order to maintain expense ratios at competitive levels. The trustees also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of service that R&A provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s advisory fees compared favorably to these other accounts.

It was noted that no single factor was cited as determinative to the decision of the Board. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

Royce Capital Fund 2014 Semiannual Report to Shareholders | 29

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2014, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2014 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
     All indexes referenced are unmanaged and capitalization weighted. Each indexes’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The CBOE Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 stock index option prices. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio may each invest up to 25% its assets in foreign securities that may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds of there invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free), and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

30 | Royce Capital Fund 2014 Semiannual Report to Shareholders

2014 In Quotes

Points to Ponder

“It’s not a stock market; it’s a market of stocks,” is accurate and always at work. Even though many investors own index funds, the basis remains the valuation of each stock.
—John S. Tobey, Forbes.com, February 4, 2014

New records also bring out old arguments. Market bears point to CAPE—cyclically adjusted P/Es—as a sign of an overheated U.S. market. Briefly, the measure tries to smooth economic cycles by looking at a 10-year earnings path. We think it ignores a low-rate and low-inflation environment, a shift to lower-tax non-U.S. profits and the fact that the last 10 years, as we all know, was hardly a typical economic cycle. It’s a fair debate, however, but it misses the bigger point: There are opportunities at the individual stock level.
—Janus Funds, Market Perspectives Series, First Quarter 2014

Investors should diversify emotionally as well as financially.
—Terrance Odean, wsj.com, January 27, 2014

During the past 13 months, stock funds have seen nearly 1,000 managers come and more than 1,200 go, 17 have reopened to new investors, and countless others have changed their styles in ways big and small. The difficult part is determining whether these changes are signs of trouble—or just noise to be tuned out.
—Ben Levisohn, Barron’s, April 5, 2014

My pension is invested for the next 25 years or more but I have little interest in (or control over) whether my chosen active managers outperform next year or not. I encourage investors to reject the illusion of control, embrace ‘inconsistent persistence’ and accept bad years are all part and parcel of talented fund managers’ long-term value generation.
—David Smith, ft.com, May 25, 2014

During every boom there are always some who lose sight of what a stock really is. They talk about “beta,” “growth stories” and “blue sky valuations,” forgetting that a stock is simply a claim on a company’s future cash flows. The less you pay for those cash flows, the better the deal. The more you pay, the worse the deal. Decades of research shows that those who invest by this principle earn superior returns with lower risk. Stocks that are cheap in relation to their net assets, per-share earnings and dividends have proved the best investments over time.
—Brett Arends, The Wall Street Journal, June 21, 2014

In Absolute Agreement

Far more money has been lost by investors preparing for corrections, or trying to anticipate corrections, than has been lost in corrections themselves.
—Peter Lynch, nytimes.com, January 28, 2014

Our job is to find those undervalued companies, understand their business and the industry, and understand what it’s going to take for these headwinds that have caused the stock to be cheap to turn to tailwinds to unlock that value. And that usually takes about a two- to three-year investment horizon. You must be patient.
—Brad Evans, morningstar.com, January 31, 2014

Unconventional behavior is the only road to superior investment results, but it isn’t for everyone. In addition to superior skill, successful investing requires the ability to look wrong for a while and survive some mistakes.
—Howard Marks, Barron’s, April 9, 2014

We bring a private-equity perspective to public-equity investing. By that, I mean we take the very long-term time horizon that private equity firms typically take, and try to anticipate how investors might view a company differently five years from now.
—Bill Nygren, Barron’s, June 3, 2014

Cocktail Conversation

The U.S. economy is growing, albeit with bumps in the road. With a confrontation unlikely in Congress over raising the federal debt ceiling, business and consumer psychology should continue to improve.
—Mario Gabelli, Barron’s, February 1, 2014

Market efficiency is only a half-truth. You can profit from irrational exuberance.
—Robert Shiller

One attitudinal difference between Asian investors I talked with and their American counterparts is their fear that a geopolitical event will send equities tumbling everywhere. American investors are more complacent. I certainly hope the Asians are wrong.
—Byron Wien, Barron’s, April 29, 2014

Timeless Tidbits

Those who want freedom from concern must accept lower returns.
—Benjamin Graham

Culture eats strategy for breakfast.
—Peter Drucker

Long ago, Ben Graham taught me that ‘Price is what you pay; value is what you get.’ Whether we’re talking about socks or stocks, I like buying quality merchandise when it is marked down.
—Warren Buffett

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

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32 | This page is not part of the 2014 Semiannual Report to Shareholders

There’s No Such Thing as a Sure Thing

There was extraordinary excitement surrounding this year’s Kentucky Derby. This anticipation was well rewarded by a dramatic and electrifying contest. The favorite, California Chrome, took the lead roughly halfway through the race and never looked back, winning by almost two lengths. The same horse’s victory in the Preakness Stakes two weeks later was, if anything, even more decisive. This set up the tantalizing possibility of a Triple Crown winner, the first since Affirmed took the prize more than 35 years ago in 1978. (At the time we managed but a single mutual fund.)
     Indeed, as the date of the Belmont Stakes crept closer, more and more people began to talk as if the coveted and rarely won Triple Crown was in the bag. California Chrome’s dominance seemed to increase with each win. His ability to pick up speed as the race progressed was commonly cited as the likely key to victory because the Belmont boasts the longest track of the three legs that constitute the Triple Crown. Then a funny thing happened. California Chrome, the “sure thing,” ran a solid race, but failed to secure victory, finishing fourth. The winning horse, Tonalist, had not run in either the Derby or the Preakness, making him a dark horse in at least the figural sense.
     The wake of the upset led us to reexamine the vagaries of performance-based contests. Thinking through the implications of what occurred, we made a rough count of the numerous times when other sure things had failed to achieve the ultimate prize and an upset winner was crowned instead. Interestingly, this happens quite often and occurs in numerous endeavors, including sports, popular culture, the arts, and even asset management.
     More important, it gave us an opportunity to reflect on our own experiences investing in small-cap stocks and managing mutual funds. There have been times during our 40-plus years of history when value-rooted small-cap approaches have been the barely acknowledged underdog as well as the prohibitive favorite. There have also been long stretches where our methodology and our asset class were thought of, if we were thought of at all, as being among the middle of the pack.

     In this business, every asset manager must live with the reality of the scorecard. Here at Royce we measure our performance against appropriate benchmarks, competitors, and—most crucially—our own absolute standard. We take these measurements over market-cycle and other long-term periods. We make strenuous efforts to learn from our mistakes in several dimensions—at the most critical level individual stocks, of course, but also in terms of sector and industry weightings, country exposure, risk tolerance, and overall portfolio performance. We are also aware that there are influential sources that rate, grade, and rank both fund and portfolio management records.
     Indeed, the various methods of evaluating portfolio performance, and the sheer number of people willing to do that for us, make our own internal standards that much more significant. When buying stocks, we attempt to tune out the Wall Street noise and come to our own independent conclusions regarding the companies we are considering for inclusion in our portfolios. We attempt to do the same when it comes to evaluating portfolio performance. That is, we focus on the job that we need to do successfully to help our shareholders (and ourselves, since we are among the largest individual shareholders in the Funds we manage) build wealth over the long run. As Chuck Royce has often said, you can only eat from the table of absolute performance.
     Sometimes approaches like ours are considered in vogue, other times out of favor, and still other times somewhere in between. Our task is to run the best race we can, always trying to improve, and focus on what is important. And as we think about it, that’s how we started out, not long before another horse, Secretariat, broke records and won the Triple Crown in 1973.

The thoughts in this essay concerning the stock market are solely those of Royce & Associates, LLC and, of course, there can be no assurance with regard to future market movements.

This page is not part of the 2014 Semiannual Report to Shareholders

About The Royce Funds

Wealth of Experience
With approximately $38 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for over 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 23 portfolio managers and analysts and nine traders.

Multiple Funds, Common Focus
 Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership of Funds
It is important that our employees and shareholders share a common financial goal. Our officers, employees, and their families currently have more than $215 million invested in The Royce Funds and are often among the largest individual shareholders.

Contact Us General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268

Item 2.  Code(s) of Ethics.  Not applicable to this semi-annual report.

Item 3.   Audit Committee Financial Expert.   Not applicable to this semi-annual report.

Item 4.   Principal Accountant Fees and Services.   Not applicable to this semi-annual report.

Item 5.   Audit Committee of Listed Registrants.   Not Applicable

Item 6.   Investments.
(a)  See Item 1.

(b)  Not Applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not Applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not Applicable

Item 10.   Submission of Matters to a Vote of Security Holders.  Not Applicable.

Item 11.   Controls and Procedures.

(a)  Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)  Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits.  Attached hereto.
(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY: /s/ Charles M. Royce
Charles M. Royce
President

Date: August 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND	ROYCE CAPITAL FUND

BY: /s/ Charles M. Royce	BY: /s/ John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: August 25, 2014	Date: August 25, 2014